SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 24, 2002


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                        0-27122                 94-2900635
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
       Incorporation)                                        Identification No.)

      150 Rose Orchard Way                                          95134
          San Jose, CA                                           (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

         This report is being filed by Adept Technology, Inc. ("Adept") to announce that Adept and the CIT Group/Business Credit, Inc. ("CIT") have mutually terminated Adept's revolving line of credit with CIT. Prior to termination, Adept had made no borrowings under the revolving line of credit.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADEPT TECHNOLOGY, INC.



Date:  September 25, 2002             By:      /s/  Michael W. Overby
                                          --------------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer



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